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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 20, 1996 included in Dura Automotive Systems, Inc. Form S-1 Registration Statement No. 333-06601 and to all references to our Firm included in this Registration Statement.

                                       /s/ Arthur Andersen LLP
                                       ---------------------------
                                           Arthur Andersen LLP

Kansas City, Missouri
December 11, 1996